UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06490

BNY Mellon Investment Funds V, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Diversified International Fund

BNY Mellon Global Real Estate Securities Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Diversified International Fund

ANNUAL REPORT October 31, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Diversified International Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Diversified International Fund, covering the 12-month period from November 1, 2019 through October 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects the final months of 2019, fueling an equity rally. As we entered 2020, optimism turned to concern as COVID-19 began to spread across portions of Asia and Europe. When the virus reached the U.S. in March 2020, stocks became volatile. U.S. equities posted historic losses during the month due to investor concern over the economic impact of a widespread quarantine. Global central banks and governments launched emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward until the fall. Volatility returned in September 2020 and continued through October, as concerns over rising COVID-19 infection rates, continued trade tensions, the U.S. Congress’ failure to pass additional financial assistance and anxiety over the upcoming U.S. election constrained equity valuations.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. The Fed cut rates twice in March 2020, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Risk-asset prices began to rebound, and bond indices generally rose until September 2020, when investment-grade instrument prices stalled. Yields in the intermediate and long portions of the Treasury curve rose during October, further constraining bond prices.

We believe the near-term outlook for the U.S. will be challenging, as the country continues to battle COVID-19. As always, we will monitor relevant data for meaningful developments. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
November 16, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through October 31, 2020, as provided by Jeffrey M. Mortimer, CFA, and Caroline Lee, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2020, BNY Mellon Diversified International Fund’s Class A shares produced a total return of -1.21%, Class C shares returned -2.02%, Class I shares returned -0.96%, and Class Y shares returned -0.92%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of -6.86% for the same period.2

Global stocks declined over the reporting period, due to the COVID-19 virus and the efforts to stem its spread. The fund outperformed the Index.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally allocates its assets among other mutual funds advised by BNY Mellon Investment Adviser, Inc. or its affiliates, referred to as underlying funds, which invest primarily in stocks issued by foreign companies. The fund is designed to provide diversification within the international asset class by investing the majority of its assets in the underlying funds. The underlying funds are selected by the fund’s portfolio managers, based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors, including the correlation and covariance among the underlying funds. The fund’s portfolio managers determine the underlying funds. As of October 31, 2020, the fund’s market value was allocated as follows:

Underlying Funds:

BNY Mellon International Equity Fund                          19.81%

BNY Mellon International Core Equity Fund                 34.59%

BNY Mellon International Stock Fund                           34.85%

BNY Mellon International Small Cap Fund                    6.19%

BNY Mellon Emerging Markets Securities Fund           4.56%

Markets Begin to Recover, Led by Growth Stocks

The reporting period began with the market continuing to benefit from a shift in Federal Reserve (the “Fed”) policy, which had been prompted by concerns about economic growth and corporate earnings. Late in 2019, the Fed implemented three rate cuts, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. Other major central banks also enacted supportive policies. Stocks also benefited from the announcement of a “Phase One” trade deal between the U.S. and China, and from the approval of the new U.S.-Mexico-Canada Trade Agreement.

Early in 2020, developed markets experienced a correction, amid growing concerns about the COVID-19 virus. As a result, the Fed reduced the federal funds rate twice in March, bringing the target rate down to 0.00%-0.25%. In addition, the Fed and other central banks

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

initiated various programs to ease liquidity concerns in certain markets, and government authorities introduced programs to keep small businesses afloat. Steps were also taken to provide relief to employees who had lost their jobs as a result of government-mandated business shutdowns.

In the second half of the reporting period, the economy began to show signs of recovery. Retail sales rebounded, and the outlook for manufacturing also improved. Job creation surged, beating economists’ expectations, and markets began to rebound as relief programs took effect, government shutdowns began to ease and hope for a COVID-19 vaccine or effective therapy took hold.

Late in the reporting period, markets benefited from the growing prospect that one or more vaccines would be available within a few months. Uncertainty surrounding the November 2020 election also eased, and investors began to factor the likelihood of additional stimulus and infrastructure spending into their calculations. With the end of the pandemic in view and continued economic rebound likely, investors began to shift away from growth-oriented stocks and into value-oriented stocks.

Large-Cap Growth Stocks Drove Fund Results

The fund’s outperformance versus the benchmark came largely as a result of favorable results from the BNY Mellon International Stock Fund. The BNY Mellon International Equity Fund also contributed positively to returns. Allocations to the underlying funds also added to returns.

On a less positive note, the fund’s performance was hindered primarily by the underperformance of two underlying funds. The BNY Mellon International Small Cap lagged its benchmark. In addition, the BNY Mellon Emerging Markets Securities Fund lagged the benchmark, though the underweight to this fund minimized its negative contribution to returns. The fund made no changes to its allocations among the underlying funds during the reporting period.

Positioned for a V-Shaped Recovery

We have positioned portfolios for a mid-cycle bull market of modest equity returns, a pickup in volatility and lower-for-longer yields, given the accommodative policies of global central banks. But we constantly monitor markets for new information that may influence how we position investor portfolios moving forward. This may include developments around a potential second wave of COVID-19, the pace of economic recovery and, of course, the outcomes of the U.S. November 2020 elections.

We believe that the global V-shaped recovery is intact, but we are watching areas of weakness. Labor, manufacturing and consumer data continue to exhibit a V-shaped rebound but at a slower rate. The global economy is expected to recover to pre-crisis levels in the second half of 2021. Meanwhile, equities remain resilient. Despite an expected period of choppiness, equities should push higher, as they digest bad news and see through to the likely continuation of the V-shaped recovery.

Accommodative policy, low rates, positive vaccine developments and an ongoing economic recovery should support equities over the next 12-18 months. The risks to this outlook include a second wave of COVID-19 that results in larger-than-expected lockdowns, a delay

4

in an approved vaccine as well as geopolitical risks. Massive amounts of fiscal and monetary stimulus, which could result in inflationary pressures that arrive sooner than the market anticipates, also present a risk.

November 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by BNY Mellon Investment Adviser, Inc. through February 28, 2021, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the prospectus of the fund and that of each underlying fund.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

The shares of smaller companies tend to trade less frequently than those of larger, more established companies.

The ability of the fund to achieve its investment goal depends, in part, on the ability of the portfolio managers to allocate effectively the fund’s assets among the underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.

Each underlying fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are higher in emerging- market countries.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, and Class I shares of BNY Mellon Diversified International Fund with a hypothetical investment of $10,000 in the MSCI EAFE Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares, and Class I shares of BNY Mellon Diversified International Fund on 10/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, and Class I shares. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Diversified International Fund with a hypothetical investment of $1,000,000 in the MSCI EAFE Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Diversified International Fund on 10/31/10 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/2020
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12/18/07	-6.88%	2.63%	3.13%
without sales charge	12/18/07	-1.21%	3.86%	3.75%
Class C shares
with applicable redemption charge†	12/18/07	-2.99%	3.07%	2.99%
without redemption	12/18/07	-2.02%	3.07%	2.99%
Class I shares	12/18/07	-0.96%	4.19%	4.07%
Class Y shares	10/1/15	-0.92%	4.23%	4.08%††
MSCI EAFE Index		-6.86%	2.85%	3.82%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Diversified International Fund from May 1, 2020 to October 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$2.13	$6.10	$.53	$.27
Ending value (after expenses)	$1,114.50	$1,109.90	$1,116.30	$1,116.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$2.03	$5.84	$.51	$.25
Ending value (after expenses)	$1,023.13	$1,019.36	$1,024.63	$1,024.89

†  Expenses are equal to the fund’s annualized expense ratio of .40% for Class A, 1.15% for Class C, .10% for Class I and .05% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
October 31, 2020

Description	Shares		Value ($)
Investment Companies - 98.2%
Foreign Equity - 98.2%
BNY Mellon Emerging Markets Securities Fund, Cl. Y	2,402,871	[a]	25,542,518
BNY Mellon International Core Equity Fund, Cl. Y	5,452,901	[a]	193,687,039
BNY Mellon International Equity Fund, Cl. Y	5,510,258	[a]	110,921,498
BNY Mellon International Small Cap Fund, Cl. Y	2,860,684	[a]	34,642,884
BNY Mellon International Stock Fund, Cl. Y	9,056,800	[a]	195,083,462
Total Investments (cost $386,163,448)	98.2%		559,877,401
Cash and Receivables (Net)	1.8%		10,041,218
Net Assets	100.0%		569,918,619

a Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	98.2
98.2

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/19 ($)	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)
BNY Mellon Emerging Markets Securities Fund, Cl. Y	39,970,216	859,068	(14,552,735)	(1,960,256)
BNY Mellon International Core Equity Fund, CI. Y	335,395,150	11,328,263	(113,511,329)	(2,650,243)
BNY Mellon International Equity Fund, CI. Y	193,948,127	6,476,845	(75,674,219)	1,621,717
BNY Mellon International Small Cap Fund, CI. Y	63,866,796	2,624,672	(20,373,828)	(2,100,517)
BNY Mellon International Stock Fund, CI. Y	247,893,284	7,659,464	(66,942,579)	10,447,997
Total	881,073,573	28,948,312	(291,054,690)	5,358,698

Investment Companies	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 10/31/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Emerging Markets Securities Fund, Cl. Y	1,226,225	25,542,518	4.5	593,614
BNY Mellon International Core Equity Fund, CI. Y	(36,874,802)	193,687,039	34.0	9,257,730
BNY Mellon International Equity Fund, CI. Y	(15,450,972)	110,921,498	19.4	5,096,489
BNY Mellon International Small Cap Fund, CI. Y	(9,374,239)	34,642,884	6.1	2,253,038
BNY Mellon International Stock Fund, CI. Y	(3,974,704)	195,083,462	34.2	6,438,382
Total	(64,448,492)	559,877,401	98.2	23,639,253

† Includes reinvested dividends/distributions.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2020

	Cost	Value
Assets ($):
Investments in affiliated issuers—See Statement of Investments	386,163,448	559,877,401
Cash		10,301,433
Receivable for shares of Common Stock subscribed		108,377
Prepaid expenses		40,110
		570,327,321
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		19,576
Payable for shares of Common Stock redeemed		300,316
Directors’ fees and expenses payable		10,871
Other accrued expenses		77,939
		408,702
Net Assets ($)		569,918,619
Composition of Net Assets ($):
Paid-in capital		410,750,816
Total distributable earnings (loss)		159,167,803
Net Assets ($)		569,918,619

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	6,501,043	178,740	30,981,269	532,257,567
Shares Outstanding	509,971	14,038	2,425,780	41,715,262
Net Asset Value Per Share ($)	12.75	12.73	12.77	12.76

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended October 31, 2020

Investment Income ($):
Income:
Interest	50,083
Cash dividends from affiliated issuers	19,791,942
Total Income	19,842,025
Expenses:
Shareholder servicing costs—Note 3(c)	205,068
Professional fees	93,583
Registration fees	71,844
Directors’ fees and expenses—Note 3(d)	56,715
Loan commitment fees—Note 2	21,880
Prospectus and shareholders’ reports	14,458
Chief Compliance Officer fees—Note 3(c)	11,261
Distribution fees—Note 3(b)	1,446
Custodian fees—Note 3(c)	911
Interest expense—Note 2	171
Miscellaneous	24,569
Total Expenses	501,906
Less—reduction in expenses due to undertaking—Note 3(a)	(165,331)
Net Expenses	336,575
Investment Income—Net	19,505,450
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Affiliated issuers	5,358,698
Capital gain distributions from affiliated issuers	3,847,311
Net Realized Gain (Loss)	9,206,009
Net change in unrealized appreciation (depreciation) on investments:
Affiliated issuers	(64,448,492)
Net Realized and Unrealized Gain (Loss) on Investments	(55,242,483)
Net (Decrease) in Net Assets Resulting from Operations	(35,737,033)

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
Operations ($):
Investment income—net	19,505,450	14,319,964
Net realized gain (loss) on investments	9,206,009	4,605,202
Net change in unrealized appreciation (depreciation) on investments	(64,448,492)	69,011,405
Net Increase (Decrease) in Net Assets Resulting from Operations	(35,737,033)	87,936,571
Distributions ($):
Distributions to shareholders:
Class A	(109,355)	(90,233)
Class C	(1,457)	(1,950)
Class I	(813,275)	(605,355)
Class Y	(18,815,805)	(14,753,622)
Total Distributions	(19,739,892)	(15,451,160)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,972,011	1,671,839
Class I	18,453,341	15,352,043
Class Y	44,790,510	112,094,721
Distributions reinvested:
Class A	101,481	84,422
Class C	1,386	1,901
Class I	662,390	479,929
Class Y	2,610,096	2,046,186
Cost of shares redeemed:
Class A	(2,301,356)	(2,675,288)
Class C	(22,369)	(233,715)
Class I	(21,311,042)	(14,691,172)
Class Y	(311,479,967)	(128,319,771)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(265,523,519)	(14,188,905)
Total Increase (Decrease) in Net Assets	(321,000,444)	58,296,506
Net Assets ($):
Beginning of Period	890,919,063	832,622,557
End of Period	569,918,619	890,919,063

14

	Year Ended October 31,
	2020	2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	235,518	135,839
Shares issued for distributions reinvested	7,495	7,498
Shares redeemed	(181,093)	(216,617)
Net Increase (Decrease) in Shares Outstanding	61,920	(73,280)
Class Cb
Shares issued for distributions reinvested	102	168
Shares redeemed	(1,865)	(18,894)
Net Increase (Decrease) in Shares Outstanding	(1,763)	(18,726)
Class Ia
Shares sold	1,479,065	1,250,445
Shares issued for distributions reinvested	48,957	42,698
Shares redeemed	(1,811,396)	(1,206,008)
Net Increase (Decrease) in Shares Outstanding	(283,374)	87,135
Class Ya
Shares sold	3,729,192	9,333,860
Shares issued for distributions reinvested	193,198	182,207
Shares redeemed	(26,745,531)	(10,564,565)
Net Increase (Decrease) in Shares Outstanding	(22,823,141)	(1,048,498)

[a] During the period ended October 31, 2020, 958,711 Class Y shares representing $11,997,381 were exchanged for 957,596 Class I shares. During the period ended October 31, 2019, 1,111 Class A shares representing $14,086 were exchanged for 1,111 Class I shares and 770,497 Class Y shares representing $9,561,615 were exchanged for 769,688 Class I shares.

[b] During the period ended October 31, 2020, 180 Class C shares representing $2,245 were automatically converted to 181 Class A shares.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.14	12.09	13.25	10.91	11.23
Investment Operations:
Investment income—net[a]	.24	.17	.14	.20	.09
Net realized and unrealized gain (loss) on investments	(.39)	1.06	(1.16)	2.25	(.32)
Total from Investment Operations	(.15)	1.23	(1.02)	2.45	(.23)
Distributions:
Dividends from investment income—net	(.24)	(.18)	(.14)	(.11)	(.09)
Dividends from net realized gain on investments	(.00)[b]	-	-	-	-
Total Distributions	(.24)	(.18)	(.14)	(.11)	(.09)
Net asset value, end of period	12.75	13.14	12.09	13.25	10.91
Total Return (%)[c]	(1.21)	10.40	(7.79)	22.70	(2.08)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	3.26	4.08	3.15	2.73	1.78
Ratio of net expenses to average net assets[d]	.40	.40	.40	.39	.39
Ratio of net investment income to average net assets[d]	1.92	1.41	1.07	1.74	.84
Portfolio Turnover Rate	4.10	9.44	3.66	12.41	11.12
Net Assets, end of period ($ x 1,000)	6,501	5,889	6,302	7,223	10,778

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amounts do not include the expenses of the underlying fund.

See notes to financial statements.

16

	Year Ended October 31,
Class C Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.08	12.00	13.22	10.86	11.17
Investment Operations:
Investment income (loss)—net[a]	.16	.12	.01	(.03)	(.01)
Net realized and unrealized gain (loss) on investments	(.42)	1.02	(1.12)	2.39	(.30)
Total from Investment Operations	(.26)	1.14	(1.11)	2.36	(.31)
Distributions:
Dividends from investment income—net	(.09)	(.06)	(.11)	-	-
Dividends from net realized gain on investments	(.00)[b]	-	-	-	-
Total Distributions	(.09)	(.06)	(.11)	-	-
Net asset value, end of period	12.73	13.08	12.00	13.22	10.86
Total Return (%)[c]	(2.02)	9.61	(8.48)	21.73	(2.78)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.58	1.43	1.34	1.54	1.59
Ratio of net expenses to average net assets[d]	1.15	1.15	1.15	1.14	1.14
Ratio of net investment income (loss) to average net assets[d]	1.26	.97	.11	(.26)	(.05)
Portfolio Turnover Rate	4.10	9.44	3.66	12.41	11.12
Net Assets, end of period ($ x 1,000)	179	207	414	361	130

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amounts do not include the expenses of the underlying fund.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.17	12.12	13.28	10.94	11.27
Investment Operations:
Investment income—net[a]	.32	.21	.16	.11	.41
Net realized and unrealized gain (loss) on investments	(.43)	1.06	(1.14)	2.38	(.61)
Total from Investment Operations	(.11)	1.27	(.98)	2.49	(.20)
Distributions:
Dividends from investment income—net	(.29)	(.22)	(.18)	(.15)	(.13)
Dividends from net realized gain on investments	(.00)[b]	-	-	-	-
Total Distributions	(.29)	(.22)	(.18)	(.15)	(.13)
Net asset value, end of period	12.77	13.17	12.12	13.28	10.94
Total Return (%)	(.96)	10.83	(7.51)	23.11	(1.77)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.09	.08	.07	.09	.05
Ratio of net expenses to average net assets[c]	.09	.08	.07	.09	.04
Ratio of net investment income to average net assets[c]	2.50	1.68	1.25	.88	3.76
Portfolio Turnover Rate	4.10	9.44	3.66	12.41	11.12
Net Assets, end of period ($ x 1,000)	30,981	35,681	31,776	25,310	12,802

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amounts do not include the expenses of the underlying fund.

See notes to financial statements.

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	Year Ended October 31,
Class Y Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.16	12.11	13.27	10.94	11.26
Investment Operations:
Investment income (loss)—net[a]	.35	.21	.18	.17	(.00)[b]
bNet realized and unrealized gain (loss) on investments	(.46)	1.07	(1.15)	2.32	(.19)
Total from Investment Operations	(.11)	1.28	(.97)	2.49	(.19)
Distributions:
Dividends from investment income—net	(.29)	(.23)	(.19)	(.16)	(.13)
Dividends from net realized gain on investments	(.00)[b]	-	-	-	-
Total Distributions	(.29)	(.23)	(.19)	(.16)	(.13)
Net asset value, end of period	12.76	13.16	12.11	13.27	10.94
Total Return (%)	(.92)	10.87	(7.48)	23.12	(1.71)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.04	.04	.03	.04	.03
Ratio of net expenses to average net assets[c]	.04	.04	.03	.04	.03
Ratio of net investment income (loss) to average net assets[c]	2.74	1.70	1.37	1.45	(.03)
Portfolio Turnover Rate	4.10	9.44	3.66	12.41	11.12
Net Assets, end of period ($ x 1,000)	532,258	849,143	794,131	851,921	811,498

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amounts do not include the expenses of the underlying fund.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Diversified International Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class Y shares increasing authorized Class Y shares from 200 million to 300 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (150 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized) and Class Y (300 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

20

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

21

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Investment Companies	559,877,401	-	-	559,877,401

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and

22

the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2020, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $1,921,620 and unrealized appreciation $161,132,397. In addition, the fund deferred for tax purposes late year ordinary losses of $42,974 to the first day of the following fiscal year.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

23

NOTES TO FINANCIAL STATEMENTS (continued)

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2020. The fund has $1,921,620 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2020 and October 31, 2019 were as follows: ordinary income $19,603,849 and $15,451,160 and long-term capital gains $136,043 and $0, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2020 was approximately $9,836 with a related weighted average annualized interest rate of 1.74%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, there is no management fee paid to the Adviser. The fund invests in other affiliated mutual funds advised by the Adviser. All fees and expenses of the underlying funds are reflected in the underlying fund’s net asset value. The

24

Adviser has contractually agreed, from November 1, 2019 through February 28, 2021, to waive receipt of its fees and/or assume the expenses of the fund, so that the total annual fund operating expenses (including acquired fund (underlying funds) fees and expenses) of none of its classes (excluding Distribution Plan 12b-1 fees, Shareholder Services Plan fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the fund’s average daily net assets. On or after February 28, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $165,331 during the period ended October 31, 2020.

During the period ended October 31, 2020, the Distributor retained $211 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2020, Class C shares were charged $1,446 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2020, Class A and Class C shares were charged $14,379 and $482, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2020, the fund was charged $6,258 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2020, the fund was charged $911 pursuant to the custody agreement.

During the period ended October 31, 2020, the fund was charged $11,261 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due from BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Distribution Plan fees of $120, Shareholder Services Plan fees of $1,360, custodian fees of $210, Chief Compliance Officer fees of $3,637 and transfer agency fees of $1,078, which are offset against an expense reimbursement currently in effect in the amount of $13,171.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2020, amounted to $28,948,312 and $291,054,690, respectively.

At October 31, 2020, the cost of investments for federal income tax purposes was $398,745,004; accordingly, accumulated net unrealized appreciation on investments was $161,132,397, consisting of all gross unrealized appreciation.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Diversified International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Diversified International Fund (the “Fund”) (one of the funds constituting BNY Mellon Investment Funds V, Inc.), including the statements of investments and investments in affiliated issuers, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Funds V, Inc.) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2020

27

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2020:

- the total amount of taxes paid to foreign countries was $2,535,899

- the total amount of income sourced from foreign countries was $19,791,942

Where required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2020 calendar year with Form 1099-DIV which will be mailed in early 2020. For the fiscal year ended October 31, 2020, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $22,136,091 represents the maximum amount that may be considered qualified dividend income. Also the fund hereby reports 99.98% of the ordinary dividends paid during the fiscal year ended October 31, 2020 as qualifying for the corporate dividends received deduction.

28

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

29

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

30

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Peggy C. Davis (77)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 39

———————

Gina D. France (62)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- 2019)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 25

———————

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Joan Gulley (73)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 43

———————

Robin A. Melvin (57)
Board Member (2011)
Principal Occupation During Past 5 Years:

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019 – Present); Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013 – 2020)

No. of Portfolios for which Board Member Serves: 88

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

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OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 61 investment companies (comprised of 110 portfolios) managed by the Adviser. She is 49 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

33

OFFICERS OF THE FUND (Unaudited) (continued)

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

34

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For More Information

BNY Mellon Diversified International Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol:	Class A: DFPAX Class C: DFPCX Class I: DFPIX Class Y: DDIFX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6209AR1020

BNY Mellon Global Real Estate Securities Fund

ANNUAL REPORT October 31, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Global Real Estate Securities Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Global Real Estate Securities Fund, covering the 12-month period from November 1, 2019 through October 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects the final months of 2019, fueling an equity rally. As we entered 2020, optimism turned to concern as COVID-19 began to spread across portions of Asia and Europe. When the virus reached the U.S. in March 2020, stocks became volatile. U.S. equities posted historic losses during the month due to investor concern over the economic impact of a widespread quarantine. Global central banks and governments launched emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward until the fall. Volatility returned in September 2020 and continued through October, as concerns over rising COVID-19 infection rates, continued trade tensions, the U.S. Congress’ failure to pass additional financial assistance and anxiety over the upcoming U.S. election constrained equity valuations.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. The Fed cut rates twice in March 2020, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Risk-asset prices began to rebound, and bond indices generally rose until September 2020, when investment-grade instrument prices stalled. Yields in the intermediate and long portions of the Treasury curve rose during October, further constraining bond prices.

We believe the near-term outlook for the U.S. will be challenging, as the country continues to battle COVID-19. As always, we will monitor relevant data for meaningful developments. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
November 16, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through October 31, 2020, as provided by the fund’s portfolio managers, E. Todd Briddell and Dean Frankel of CenterSquare Investment Management LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2020, BNY Mellon Global Real Estate Securities Fund’s Class A shares produced a total return of -17.72%, Class C shares returned -18.37%, Class I shares returned -17.56% and Class Y shares returned -17.50%.1 In comparison, the FTSE EPRA/NAREIT Developed Index (Net) (the “Index”), the fund’s benchmark, achieved a total return of -22.93% for the same period.2

Real estate-related securities declined over the reporting period, on average, due to the ongoing economic impact of government shutdowns implemented in response to the COVID-19 virus. The fund outperformed its benchmark due to favorable stock selection decisions.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income, by normally investing at least 80% of its net assets in publicly traded equity securities of companies principally engaged in the real estate sector. Under normal market conditions, the fund expects to invest at least 40% of its assets in companies located outside the United States and to invest in at least ten different countries. The fund also may invest in equity securities of companies located in emerging markets and in equity securities of companies of any market capitalization. Our proprietary approach quantifies investment opportunity, both from a real estate and stock perspective.

Real Estate Equities Decline on COVID-19 Concerns

Although interest-rate reductions by central banks late in 2019 helped bolster stocks, equities markets generally experienced declines in response to the pandemic. While many equities markets experienced some recovery, real estate investment trusts (“REITs”) remained down from earlier highs.

At the start of 2020, economic growth began to show signs of rebounding, not only in the U.S. but also in Europe. But the emergence of the COVID-19 virus and the subsequent shutdowns brought substantial turmoil to the REITs market as well as equities generally. This resulted in a flight to safety and a marked increase in volatility, which hurt returns across all segments of the equities market.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Rapid responses by central banks and government authorities helped calm markets. In the U.S., the Federal Reserve (the “Fed”) made two emergency rate cuts in March 2020, relaunched lending facilities first used during the 2008-09 financial crisis and introduced new programs to restore calm to markets. In addition, federal paycheck protection and small business loan programs provided relief to individuals and small businesses.

Among major REITs markets, Australia turned in the worst returns during the period, falling more than 31%, while Singapore performed best, declining only 13.5%. The U.S. market dropped about 24%, and Europe fell 17.9%.

Defensive Security Selections Benefited Fund Performance

The fund’s outperformance versus the benchmark over the reporting period came from strong stock selection across every region. Performance was widespread due to top-down defensive positioning, as well as overweights to beneficiaries of changes in secular demand patterns only accelerated by COVID-19. Positions in Canada, Australia, UK and Europe were all at least 10% ahead of the benchmark. Performance was negatively impacted by an underweight to Singapore and stock selection within the U.S. Healthcare sector.

Real Estate Recovery Likely to Benefit from a COVID-19 Vaccine

We anticipate that the global real estate market will recover over the near term. The development of a COVID-19 vaccine is likely to provide a boost to the market, especially those segments that have been hit hardest. Markets in Asia and Europe may recover more quickly, given robust government support programs. But we remain positioned defensively in Europe and the UK, as we believe that most real estate companies there are carrying too much debt. In Asia, as well, we remain positioned defensively.

In the U.S. market, certain defensive segments continue to benefit from the pandemic, including single-tenant service retail, health care, storage units, data centers, cell towers and industrials. We have added to retail and office in the U.S., especially open air shopping centers, as valuations had become too compelling to ignore. We have scooped up discounted companies with attractive real estate, talented management teams, and low debt burdens. In the apartment segment, we have shifted from an underweight position to an overweight.

4

While REITs have traded at a discount, they tend to trade at a premium toward the end of a recession, as the market anticipates recovery. With development of a COVID-19 vaccine, investors could begin to take advantage of attractive opportunities in the REIT market.

November 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through February 28, 2021, at which time it may be extended, terminated, or modified. The fund performance returns stated reflect the fee waiver, without which, the returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The FTSE EPRA/NAREIT Developed Index (Net) is designed to track the performance of listed real estate companies and REITs worldwide. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging-market countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Because the fund’s investments are concentrated in the securities of companies principally engaged in the real estate sector, the value of the fund’s shares will be affected by factors particular to the real estate sector and may fluctuate more widely than that of a fund which invests in a broader range of industries. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include declines in real estate values and defaults by mortgagors or other borrowers.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. Equity REITs may be affected by changes in the value of the underlying property owned by the trust, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are highly dependent upon management skill and often are not diversified. REITs also are subject to heavy cash flow dependency and to defaults by borrowers or lessees.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, and Class I shares of BNY Mellon Global Real Estate Securities Fund with a hypothetical investment of $10,000 in the FTSE EPRA/NAREIT Developed Index (Net) (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A shares, Class C shares, and Class I shares of BNY Mellon Global Real Estate Securities Fund on 10/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is designed to track the performance of listed real estate companies and REITs worldwide. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Real Estate Securities Fund with a hypothetical investment of $1,000,000 in the FTSE EPRA/NAREIT Developed Index (Net) (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Global Real Estate Securities Fund on 10/31/10 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is designed to track the performance of listed real estate companies and REITs worldwide. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/2020
	Inception	1 Year	5 Years
	Date			10 Years
Class A shares
with maximum sales charge (5.75%)	12/29/06	-22.47%	0.73%	4.13%
without sales charge	12/29/06	-17.72%	1.94%	4.75%
Class C shares
with applicable redemption charge †	9/13/08	-19.10%	1.18%	3.98%
without redemption	9/13/08	-18.37%	1.18%	3.98%
Class I shares	12/29/06	-17.56%	2.19%	5.05%
Class Y shares	7/1/13	-17.50%	2.24%	4.85%	††
FTSE EPRA/NAREIT Developed Index (Net)		-22.93%	0.22%	3.97%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Real Estate Securities Fund from May 1, 2020 to October 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.66	$10.49	$5.38	$5.33
Ending value (after expenses)	$1,038.20	$1,034.80	$1,038.80	$1,040.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.60	$10.38	$5.33	$5.28
Ending value (after expenses)	$1,018.60	$1,014.83	$1,019.86	$1,019.91

†  Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C, 1.05% for Class I and 1.04% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
October 31, 2020

Description	Shares		Value ($)
Common Stocks - 99.1%
Australia - 3.4%
Dexus	602,960		3,660,864
Goodman Group	141,900		1,840,643
Mirvac Group	3,228,860		4,808,274
Scentre Group	2,220,600		3,294,935
			13,604,716
Belgium - 1.6%
Aedifica	21,552		2,169,669
Warehouses De Pauw, CVA	123,200		4,121,945
			6,291,614
Canada - 2.6%
Boardwalk Real Estate Investment Trust	67,255		1,351,864
Canadian Apartment Properties REIT	38,321		1,231,921
Chartwell Retirement Residences	275,110		1,974,069
RioCan Real Estate Investment Trust	202,470		2,185,333
Summit Industrial Income REIT	384,470		3,887,121
			10,630,308
France - .8%
Gecina	26,230		3,264,728
Germany - 7.7%
alstria office REIT	125,700		1,599,610
Deutsche EuroShop	141,790	[a,b]	1,795,633
Deutsche Wohnen	153,510		7,770,137
LEG Immobilien	41,570		5,617,253
Vonovia	223,490		14,268,283
			31,050,916
Hong Kong - 5.8%
CK Asset Holdings	354,500		1,642,520
Link REIT	838,300		6,401,419
New World Development	553,200		2,640,214
Sun Hung Kai Properties	633,500		8,122,881
Swire Properties	887,600		2,382,057
Wharf Real Estate Investment	623,000		2,401,178
			23,590,269
Ireland - 1.0%
Hibernia REIT	1,675,220		2,021,719
Irish Residential Properties REIT	1,132,870		1,808,187
			3,829,906
Japan - 11.4%
Activia Properties	465		1,677,741
Comforia Residential REIT	1,112		3,171,419
Japan Excellent	2,546		2,798,638

10

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Japan - 11.4% (continued)
Japan Hotel REIT Investment	2,067		1,000,390
Japan Prime Realty Investment	344		930,497
Kenedix Office Investment	384		2,219,705
LaSalle Logiport REIT	1,260		1,949,084
Mitsubishi Estate	439,200		6,562,188
Mitsui Fudosan	417,400		7,133,082
Mitsui Fudosan Logistics Park	867		4,127,553
Nippon Building Fund	549		2,772,552
Nomura Real Estate Master Fund	3,516		4,194,852
Orix JREIT	3,277		4,598,153
SOSiLA Logistics REIT	731		943,754
Sumitomo Realty & Development	68,300		1,833,964
			45,913,572
Singapore - 2.8%
Ascendas Real Estate Investment Trust	1,782,500		3,765,415
Ascott Residence Trust	1,361,100		826,951
CapitaLand	1,283,200		2,418,994
CapitaLand Integrated Commercial Trust	2,987,847		3,797,561
Suntec Real Estate Investment Trust	518,100		509,419
			11,318,340
Spain - .5%
Inmobiliaria Colonial Socimi	291,090		2,073,792
Sweden - 2.4%
Fabege	298,810		3,776,482
Fastighets AB Balder, CI. B	87,790	[b]	4,138,105
Kungsleden	219,420		1,864,635
			9,779,222
United Kingdom - 4.7%
Derwent London	70,780		2,440,474
Empiric Student Property	1,398,710		980,011
Grainger	910,900		3,302,247
Land Securities Group	321,940		2,124,861
Safestore Holdings	226,532		2,358,877
Segro	609,159		7,120,821
Tritax Big Box REIT	414,160		840,786
			19,168,077
United States - 54.4%
American Tower	44,380	[c]	10,191,867
Americold Realty Trust	152,980	[a,c]	5,542,465
Apple Hospitality REIT	237,080	[c]	2,347,092
Brixmor Property Group	299,090	[c]	3,278,026
Broadstone Net Lease, Cl. A	119,676		1,974,654
Columbia Property Trust	130,838	[c]	1,384,266

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
United States - 54.4% (continued)
Cousins Properties	160,590	[c]	4,091,833
CubeSmart	299,150	[c]	10,150,159
Digital Realty Trust	47,820	[c]	6,900,426
Diversified Healthcare Trust	200,766	[c]	581,218
Duke Realty	70,900	[c]	2,693,491
Empire State Realty Trust, Cl. A	423,000	[a,c]	2,275,740
Equinix	9,270	[c]	6,778,595
Equity Residential	212,960	[c]	10,004,861
Gaming & Leisure Properties	58,030	[c]	2,109,390
Healthpeak Properties	374,720	[c]	10,106,198
Host Hotels & Resorts	319,340	[c]	3,346,683
Invitation Homes	566,110	[c]	15,432,159
Iron Mountain	38,720	[a,c]	1,009,043
JBG SMITH Properties	278,120	[c]	6,494,102
Kilroy Realty	59,384	[c]	2,795,799
Life Storage	53,800	[c]	6,141,270
Mid-America Apartment Communities	85,700	[c]	9,995,191
Outfront Media	172,320	[c]	2,259,115
Prologis	204,880	[c]	20,324,096
Realty Income	122,290	[c]	7,075,699
Regency Centers	124,530	[c]	4,432,023
Retail Properties of America, Cl. A	706,575	[c]	3,702,453
Rexford Industrial Realty	65,430	[a,c]	3,039,878
Ryman Hospitality Properties	34,760	[c]	1,385,186
Sabra Health Care REIT	157,920	[c]	2,078,227
Simon Property Group	53,440	[c]	3,356,566
SL Green Realty	18,757	[a,c]	802,987
STAG Industrial	89,810	[c]	2,794,887
STORE Capital	91,860	[c]	2,360,802
Sun Communities	24,630	[c]	3,389,827
Sunstone Hotel Investors	44,370	[c]	329,225
UDR	316,250	[c]	9,879,650
Ventas	129,040	[c]	5,093,209
VEREIT	1,181,500	[c]	7,325,300
Weingarten Realty Investors	184,940	[c]	2,933,148
Welltower	134,500	[c]	7,232,065
WP Carey	67,300	[c]	4,213,653
			219,632,524
Total Common Stocks (cost $380,031,195)			400,147,984

12

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,481,886)	0.10	1,481,886	[d]	1,481,886

Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $981,000)	0.10	981,000	[d]	981,000
Total Investments (cost $382,494,081)		99.7%		402,610,870
Cash and Receivables (Net)		.3%		1,321,673
Net Assets		100.0%		403,932,543

CVA—Company Voluntary Arrangement

REIT—Real Estate Investment Trust

aSecurity, or portion thereof, on loan. At October 31, 2020, the value of the fund’s securities on loan was $13,124,577 and the value of the collateral was $14,459,224, consisting of cash collateral of $981,000 and U.S. Government & Agency securities valued at $13,478,224.

bNon-income producing security.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Real Estate	98.6
Investment Companies	.6
Health Care Equipment & Services	.5
99.7

† Based on net assets.

See notes to financial statements.

13

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/19 ($)	Purchases ($)†	Sales ($)	Value 10/31/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,557,332	131,503,884	(133,579,330)	1,481,886.4		23,740
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,954,597	18,117,824	(24,091,421)	981,000.2		-
Total	10,511,929	149,621,708	(157,670,751)	2,462,886.6		23,740

† Includes reinvested dividends/distributions.

See notes to financial statements.

14

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2020

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
State Street Bank and Trust Company
United States Dollar	264,012	Japanese Yen	27,550,000	11/2/2020	857
United States Dollar	18,839	Singapore Dollar	25,700	11/3/2020	24
United States Dollar	159,273	Euro	136,700	11/3/2020	51
United States Dollar	72,058	British Pound	55,600	11/3/2020	26
United States Dollar	18,101	Canadian Dollar	24,100	11/2/2020	12
United States Dollar	425,656	Japanese Yen	44,550,000	11/4/2020	107
United States Dollar	291,730	Hong Kong Dollar	2,262,000	11/3/2020	(45)
United States Dollar	45,633	Australian Dollar	64,800	11/3/2020	84
Gross Unrealized Appreciation					1,161
Gross Unrealized Depreciation					(45)

See notes to financial statements.

15

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $13,124,577)—Note 1(c):
Unaffiliated issuers	380,031,195	400,147,984
Affiliated issuers	2,462,886	2,462,886
Cash denominated in foreign currency	6,011	5,982
Receivable for investment securities sold		7,192,592
Dividends and securities lending income receivable		802,438
Tax reclaim receivable		524,971
Receivable for shares of Common Stock subscribed		149,366
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		1,161
Prepaid expenses		21,079
		411,308,459
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		375,027
Payable for investment securities purchased		3,991,069
Payable for shares of Common Stock redeemed		1,920,172
Liability for securities on loan—Note 1(c)		981,000
Directors’ fees and expenses payable		6,661
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		45
Other accrued expenses		101,942
		7,375,916
Net Assets ($)		403,932,543
Composition of Net Assets ($):
Paid-in capital		438,356,808
Total distributable earnings (loss)		(34,424,265)
Net Assets ($)		403,932,543

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	17,764,007	630,034	32,043,929	353,494,573
Shares Outstanding	2,329,847	84,769	4,269,452	47,069,383
Net Asset Value Per Share ($)	7.62	7.43	7.51	7.51

See notes to financial statements.

16

STATEMENT OF OPERATIONS
Year Ended October 31, 2020

Investment Income ($):
Income:
Cash dividends (net of $689,502 foreign taxes withheld at source):
Unaffiliated issuers	15,159,621
Affiliated issuers	23,348
Income from securities lending—Note 1(c)	30,111
Total Income	15,213,080
Expenses:
Management fee—Note 3(a)	5,205,288
Shareholder servicing costs—Note 3(c)	295,011
Custodian fees—Note 3(c)	128,371
Professional fees	108,975
Registration fees	74,112
Directors’ fees and expenses—Note 3(d)	47,330
Loan commitment fees—Note 2	17,378
Chief Compliance Officer fees—Note 3(c)	14,076
Prospectus and shareholders’ reports	13,262
Distribution fees—Note 3(b)	5,902
Interest expense—Note 2	1,794
Miscellaneous	41,990
Total Expenses	5,953,489
Less—reduction in expenses due to undertaking—Note 3(a)	(228,450)
Net Expenses	5,725,039
Investment Income—Net	9,488,041
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(30,270,353)
Net realized gain (loss) on forward foreign currency exchange contracts	(19,670)
Capital gain distributions from affiliated issuers	392
Net Realized Gain (Loss)	(30,289,631)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(108,105,990)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	411
Net Change in Unrealized Appreciation (Depreciation)	(108,105,579)
Net Realized and Unrealized Gain (Loss) on Investments	(138,395,210)
Net (Decrease) in Net Assets Resulting from Operations	(128,907,169)

See notes to financial statements.

17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
Operations ($):
Investment income—net	9,488,041	13,276,453
Net realized gain (loss) on investments	(30,289,631)	54,547,437
Net change in unrealized appreciation (depreciation) on investments	(108,105,579)	64,879,299
Net Increase (Decrease) in Net Assets Resulting from Operations	(128,907,169)	132,703,189
Distributions ($):
Distributions to shareholders:
Class A	(1,970,543)	(523,791)
Class C	(88,009)	(28,849)
Class I	(8,385,481)	(3,416,787)
Class Y	(63,511,398)	(23,881,293)
Total Distributions	(73,955,431)	(27,850,720)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	4,671,114	8,415,896
Class C	43,482	127,497
Class I	15,823,341	22,452,453
Class Y	65,933,047	93,896,016
Distributions reinvested:
Class A	1,920,567	508,701
Class C	71,642	23,642
Class I	8,079,132	3,275,541
Class Y	23,918,714	8,403,972
Cost of shares redeemed:
Class A	(4,436,536)	(3,471,630)
Class C	(185,198)	(200,528)
Class I	(53,864,056)	(31,404,622)
Class Y	(203,316,288)	(124,355,945)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(141,341,039)	(22,329,007)
Total Increase (Decrease) in Net Assets	(344,203,639)	82,523,462
Net Assets ($):
Beginning of Period	748,136,182	665,612,720
End of Period	403,932,543	748,136,182

18

	Year Ended October 31,
	2020	2019
Capital Share Transactions (Shares):
Class Aa
Shares sold	611,151	902,955
Shares issued for distributions reinvested	214,498	60,148
Shares redeemed	(522,901)	(367,697)
Net Increase (Decrease) in Shares Outstanding	302,748	595,406
Class C
Shares sold	4,915	13,141
Shares issued for distributions reinvested	8,168	2,849
Shares redeemed	(23,802)	(21,357)
Net Increase (Decrease) in Shares Outstanding	(10,719)	(5,367)
Class Ia
Shares sold	1,950,035	2,408,364
Shares issued for distributions reinvested	914,813	395,568
Shares redeemed	(6,963,937)	(3,487,474)
Net Increase (Decrease) in Shares Outstanding	(4,099,089)	(683,542)
Class Ya
Shares sold	8,229,991	10,275,549
Shares issued for distributions reinvested	2,726,826	1,011,033
Shares redeemed	(27,041,268)	(13,800,283)
Net Increase (Decrease) in Shares Outstanding	(16,084,451)	(2,513,701)

[a] During the period ended October 31, 2020, 689 Class Y shares representing $6,915 were exchanged for 681 Class A shares and 1,150,018 Class Y shares representing $9,601,952 were exchanged for 1,150,650 Class I shares. During the period ended October 31, 2019, 1,781 Class A shares representing $16,764 were exchanged for 1,808 Class I shares and 1,259,169 Class Y shares representing $11,753,778 were exchanged for 1,259,799 Class I shares.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	10.29	8.84	9.15	9.06	9.31
Investment Operations:
Investment income—net[a]	.11	.15	.17	.10	.17
Net realized and unrealized gain (loss) on investments	(1.79)	1.66	(.09)	.50	.01
Total from Investment Operations	(1.68)	1.81	.08	.60	.18
Distributions:
Dividends from investment income—net	(.37)	(.20)	(.22)	(.37)	(.17)
Dividends from net realized gain on investments	(.62)	(.16)	(.17)	(.14)	(.26)
Total Distributions	(.99)	(.36)	(.39)	(.51)	(.43)
Net asset value, end of period	7.62	10.29	8.84	9.15	9.06
Total Return (%)[b]	(17.72)	21.39	.82	7.05	2.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.44	2.45	2.72	2.30	1.78
Ratio of net expenses to average net assets	1.30	1.30	1.30	1.30	1.30
Ratio of net investment income to average net assets	1.29	1.63	1.89	1.15	1.90
Portfolio Turnover Rate	116.78	79.34	55.32	75.07	60.90
Net Assets, end of period ($ x 1,000)	17,764	20,861	12,652	12,510	8,086

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

20

	Year Ended October 31,
Class C Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	10.06	8.64	8.93	8.85	9.11
Investment Operations:
Investment income—net[a]	.06	.09	.10	.04	.10
Net realized and unrealized gain (loss) on investments	(1.77)	1.62	(.08)	.48	.01
Total from Investment Operations	(1.71)	1.71	.02	.52	.11
Distributions:
Dividends from investment income—net	(.30)	(.13)	(.14)	(.30)	(.11)
Dividends from net realized gain on investments	(.62)	(.16)	(.17)	(.14)	(.26)
Total Distributions	(.92)	(.29)	(.31)	(.44)	(.37)
Net asset value, end of period	7.43	10.06	8.64	8.93	8.85
Total Return (%)[b]	(18.37)	20.61	.11	6.17	1.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.24	2.23	2.25	2.25	2.24
Ratio of net expenses to average net assets	2.05	2.05	2.05	2.05	2.05
Ratio of net investment income to average net assets	.68	.93	1.10	.43	1.15
Portfolio Turnover Rate	116.78	79.34	55.32	75.07	60.90
Net Assets, end of period ($ x 1,000)	630	960	872	918	1,016

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	10.15	8.72	9.03	8.96	9.22
Investment Operations:
Investment income—net[a]	.15	.18	.19	.13	.20
Net realized and unrealized gain (loss) on investments	(1.77)	1.63	(.09)	.48	.01
Total from Investment Operations	(1.62)	1.81	.10	.61	.21
Distributions:
Dividends from investment income—net	(.40)	(.22)	(.24)	(.40)	(.21)
Dividends from net realized gain on investments	(.62)	(.16)	(.17)	(.14)	(.26)
Total Distributions	(1.02)	(.38)	(.41)	(.54)	(.47)
Net asset value, end of period	7.51	10.15	8.72	9.03	8.96
Total Return (%)	(17.56)	21.79	1.03	7.24	2.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09	1.06	1.05	1.05	1.03
Ratio of net expenses to average net assets	1.05	1.05	1.05	1.05	1.03
Ratio of net investment income to average net assets	1.84	1.92	2.19	1.45	2.18
Portfolio Turnover Rate	116.78	79.34	55.32	75.07	60.90
Net Assets, end of period ($ x 1,000)	32,044	84,925	78,954	144,781	157,168

a Based on average shares outstanding.

See notes to financial statements.

22

	Year Ended October 31,
Class Y Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	10.16	8.73	9.03	8.96	9.22
Investment Operations:
Investment income—net[a]	.14	.18	.19	.13	.20
Net realized and unrealized gain (loss) on investments	(1.77)	1.63	(.08)	.48	.01
Total from Investment Operations	(1.63)	1.81	.11	.61	.21
Distributions:
Dividends from investment income—net	(.40)	(.22)	(.24)	(.40)0)	(.21)
Dividends from net realized gain on investments	(.62)	(.16)	(.17)	(.14)	(.26)
Total Distributions	(1.02)	(.38)	(.41)	(.54)	(.47)
Net asset value, end of period	7.51	10.16	8.73	9.03	8.96
Total Return (%)	(17.50)	21.81	1.18	7.26	2.42
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.01	1.02	1.03	1.01
Ratio of net expenses to average net assets	1.03	1.01	1.02	1.03	1.01
Ratio of net investment income to average net assets	1.74	1.95	2.17	1.45	2.19
Portfolio Turnover Rate	116.78	79.34	55.32	75.07	60.90
Net Assets, end of period ($ x 1,000)	353,495	641,390	573,136	602,031	610,377

a
 Based on average shares outstanding.

See notes to financial statements.

23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Real Estate Securities Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to maximize total return consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. CenterSquare Investment Management LLC (“the Sub-Adviser”), serves as the fund’s sub-investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class Y shares, increasing authorized Class Y shares from 100 million to 200 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 750 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (400 million shares authorized), and Class Y (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

24

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

25

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which

26

the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	230,262,832	169,885,152††	-	400,147,984
Investment Companies	2,462,886	-	-	2,462,886
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	1,161	-	1,161
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(45)	-	(45)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

27

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations. Foreign taxes payable or deferred as of October 31, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on

28

securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2020, The Bank of New York Mellon earned $5,690 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make

29

NOTES TO FINANCIAL STATEMENTS (continued)

distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,645,260, accumulated capital losses $27,849,569 and unrealized depreciation $9,219,956.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2020. The fund has $27,849,569 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2020 and October 31, 2019 were as follows: ordinary income $36,178,359 and $17,592,725, and long term capital gains $37,777,072 and $10,257,995, respectively.

30

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2020 was approximately $95,082 with a related weighted average annualized interest rate of 1.89%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at an annual rate of .95% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2019 through February 28, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the value of the fund’s average daily net assets. On or after February 28, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $228,450 during the period ended October 31, 2020.

31

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .46% of the value of the fund’s average daily net assets.

During the period ended October 31, 2020, the Distributor retained $980 from commissions earned on sales of the fund’s Class A shares and $1,979 CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2020, Class C shares were charged $5,902 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2020, Class A and Class C shares were charged $46,161 and $1,967, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2020, the fund was

32

charged $7,725 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2020, the fund was charged $128,371 pursuant to the custody agreement.

During the period ended October 31, 2020, the fund was charged $14,076 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $348,615, Distribution Plan fees of $421, Shareholder Services Plan fees of $4,099, custodian fees of $33,000, Chief Compliance Officer fees of $4,546 and transfer agency fees of $1,409, which are offset against an expense reimbursement currently in effect in the amount of $17,063.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2020, amounted to $634,958,976 and $836,617,563, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2020 is discussed below.

33

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

34

At October 31, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	1,161	(45)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,161	(45)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	1,161	(45)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2020:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
State Street Bank and Trust Company	1,161		(45)	-	1,116
Total	1,161		(45)	-	1,116

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
State Street Bank and Trust Company	(45)		45	-	-
Total	(45)		45	-	-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2020:

Average Market Value ($)
Forward contracts	414,748

At October 31, 2020, the cost of investments for federal income tax purposes was $411,841,338, accordingly, accumulated net unrealized

35

NOTES TO FINANCIAL STATEMENTS (continued)

depreciation on investments inclusive of derivative contracts was $9,229,352, consisting of $53,735,308 gross unrealized appreciation and $62,964,660 gross unrealized depreciation.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Global Real Estate Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Global Real Estate Securities Fund (the “Fund”) (one of the funds constituting BNY Mellon Investment Funds V, Inc.), including the statements of investments, investments in affiliated issuers and forward foreign currency exchange contracts, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Funds V, Inc.) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2020

37

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 5.44% of the ordinary dividends paid during the fiscal year ended October 31, 2020 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $9,984,976 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. The fund also hereby reports $.0057 per share as a short-term capital gain distribution and also $.0303 per share as a long-term capital gain distribution paid on March 24, 2020 and also $.0929per share as a short-term capital gain distribution and also $.4892 per share as a long-term capital gain distribution paid on December 26, 2019.

38

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

39

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

40

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Peggy C. Davis (77)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 39

———————

Gina D. France (62)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- 2019)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 25

———————

41

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Joan Gulley (73)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 43

———————

Robin A. Melvin (57)
Board Member (2011)
Principal Occupation During Past 5 Years:

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019 – Present); Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013 – 2020)

No. of Portfolios for which Board Member Serves: 88

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
James F. Henry, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

42

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 61 investment companies (comprised of 110 portfolios) managed by the Adviser. She is 49 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

43

OFFICERS OF THE FUND (Unaudited) (continued)

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Global Real Estate Securities Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
CenterSquare Investment Management LLC
630 West Germantown Pike, Suite 300
Plymouth Meeting, PA 19462

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol:	Class A: DRLAX Class C: DGBCX Class I: DRLIX Class Y: DRLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6593AR1020

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $85,136 in 2019 and $82,353 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $16,445 in 2019 and $18,745 in 2020.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $9,027 in 2019 and $8,900 in 2020.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $133 in 2019 and $0 in 2020.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2019 and $0 in 2020.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2)  Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $616,767 in 2019 and $1,174,149 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds V, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 22, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    December 22, 2020

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)